Exhibit 99.1

LETTER OF TRANSMITTAL

GE CAPITAL FUNDING, LLC
Offer to Exchange
All Outstanding

$1,350,000,000 3.450% Notes due 2025 (CUSIP Nos. 36166N AA1 / U3701N AA0)
$1,000,000,000 4.050% Notes due 2027 (CUSIP Nos. 36166N AD5 / U3701N AD4)
$2,900,000,000 4.400% Notes due 2030 (CUSIP Nos. 36166N AB9 / U3701N AB8)
$750,000,000 4.550% Notes due 2032 (CUSIP Nos. 36166N AC7 / U3701N AC6)

Fully and unconditionally guaranteed by
GENERAL ELECTRIC COMPANY

For Newly Issued and Registered

$1,350,000,000 3.450% Notes due 2025

$1,000,000,000 4.050% Notes due 2027

$2,900,000,000 4.400% Notes due 2030

$750,000,000 4.550% Notes due 2032

Fully and unconditionally guaranteed by
GENERAL ELECTRIC COMPANY

Pursuant to the prospectus dated       , 2021

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON       , 2021, OR SUCH LATER DATE AND TIME TO WHICH THE EXCHANGE OFFER MAY BE EXTENDED (THE “EXPIRATION TIME”). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION TIME.

The exchange agent is:

The Bank of New York Mellon

By hand delivery, mail or overnight courier at:

The Bank of New York Mellon, as Exchange Agent
c/o BNY Mellon
Corporate Trust Operations- Reorganization Unit
111 Sanders Creek Parkway
East Syracuse, NY 13057
Attn: Tiffany Castor
E-mail: CT_REORG_UNIT_INQUIRIES@bnymellon.com

By facsimile transmission
(for eligible institutions only):

732-667-9408

Confirm by telephone:
Tel: 315-414-3034

TO TENDER OUTSTANDING NOTES, THIS LETTER OF TRANSMITTAL (OR AN AGENT’S MESSAGE) MUST BE DELIVERED TO THE EXCHANGE AGENT AS SET FORTH ABOVE, WITH ALL REQUIRED DOCUMENTATION, AT OR PRIOR TO THE EXPIRATION TIME. DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY TO THE EXCHANGE AGENT.

The instructions set forth in this letter of transmittal should be read carefully before this letter of transmittal is completed.

By execution of this letter of transmittal, the undersigned acknowledges receipt of the prospectus, dated         , 2021 (the “prospectus”), of GE Capital Funding, LLC (the “Issuer”), and this letter of transmittal, which together constitute the offer of the Issuer (the “exchange offer”) to exchange up to $1,350,000,000 aggregate principal amount of 3.450% Notes due 2025 (the “2025 outstanding notes”), up to $1,000,000,000 aggregate principal amount of 4.050% Notes due 2027 (the “2027 outstanding notes”), up to $2,900,000,000 aggregate principal amount of 4.400% Notes due 2030 (the “2030 outstanding notes”) and up to $750,000,000 aggregate principal amount of 4.550% Notes due 2032 (the “2032 outstanding notes” and together with the 2025 outstanding notes, the 2027 outstanding notes and the 2030 outstanding notes, the “outstanding notes”), for a like principal amount of the applicable series of 3.450% Notes due 2025 (the “2025 exchange notes”), 4.050% Notes due 2027 (the “2027 exchange notes”), 4.400% Notes due 2030 (the “2030 exchange notes”) and 4.550% Notes due 2032 (the “2032 exchange notes” and together with the 2025 exchange notes, the 2027 exchange notes and the 2030 exchange notes, the “exchange notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”). The outstanding notes are, and the exchange notes will be, fully and unconditionally guaranteed (the “guarantee”) by General Electric Company (the “Guarantor”). Recipients of the prospectus should carefully read the prospectus, including the requirements described in the prospectus with respect to eligibility to participate in the exchange offer.

Capitalized terms used but not defined herein have the meaning given to them in the prospectus.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE CHECKING ANY BOXES.

This letter of transmittal is to be used to tender outstanding notes:

•	if certificates representing tendered outstanding notes are to be physically delivered herewith; or

•	if a tender is made by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (“DTC”) through DTC’s Automated Tender Offer Program (“ATOP”) pursuant to the procedures set forth in “The Exchange Offer — How to Tender Outstanding Notes for Exchange” in the prospectus, unless an Agent’s Message (as defined below) is transmitted in lieu thereof.

The term “Agent’s Message” means a message, electronically transmitted by DTC to the Exchange Agent, forming part of a book-entry transfer, which states that DTC has received an express acknowledgement from the tendering holder of the outstanding notes that such holder has received and agrees to be bound by, and makes each of the representations and warranties contained in, this letter of transmittal, and, further, that such holder agrees that the Issuer may enforce this letter of transmittal against such holder.

Only registered holders are entitled to tender their outstanding notes for exchange in the exchange offer. In order for any holder of outstanding notes to tender in the exchange offer all or any portion of such holder’s outstanding notes, the Exchange Agent must receive, at or prior to the Expiration Time, this letter of transmittal or an Agent’s Message, the certificates for all physically tendered outstanding notes or a confirmation of the book-entry transfer of the outstanding notes being tendered into the Exchange Agent’s account at DTC, and all documents required by this letter of transmittal.

Any participant in DTC’s system whose name appears on a security position listing as the registered owner of outstanding notes and who wishes to make book-entry delivery of outstanding notes to the Exchange Agent’s account at DTC can execute the tender through ATOP, for which the exchange offer will be eligible, by following the applicable procedures thereof. Upon such tender of outstanding notes:

•	DTC will verify the acceptance of the tender and execute a book-entry delivery of the tendered outstanding notes to the Exchange Agent’s account at DTC;

•	DTC will send to the Exchange Agent for its acceptance an Agent’s Message forming part of such book-entry transfer; and

•	transmission of the Agent’s Message by DTC will satisfy the terms of the exchange offer as to execution and delivery of a letter of transmittal by the participant identified in the Agent’s Message.

 Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

In order to properly complete this letter of transmittal, a holder of outstanding notes must:

•	complete the box entitled “Description of Outstanding Notes Tendered”;

•	if appropriate, check and complete the boxes relating to book-entry transfer, broker dealers, special issuance instructions and special delivery instructions;

•	complete the box entitled “Sign Here to Tender Your outstanding notes in the Exchange Offer”; and

•	complete the IRS Form W-9 accompanying this letter of transmittal or the applicable IRS Form W-8, which may be obtained from the Exchange Agent.

The exchange offer may be extended, terminated, or amended as provided in the prospectus. During any such extension of the exchange offer, all outstanding notes previously tendered and not withdrawn pursuant to the exchange offer will remain subject to the exchange offer. The exchange offer is scheduled to expire at 5:00 p.m., New York City time, on        , 2021, unless extended by the Issuer.

Persons who are beneficial owners of outstanding notes but are not registered holders and who desire to tender outstanding notes should contact the registered holder of such outstanding notes and instruct such registered holder to tender on such beneficial owner’s behalf.

SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

The undersigned hereby tenders for exchange the outstanding notes described in the box below entitled “Description of Outstanding Notes Tendered” pursuant to the terms and conditions described in the prospectus and this letter of transmittal.

DESCRIPTION OF OUTSTANDING NOTES TENDERED
(1) Name and Address of Registered Holder (Please fill in, if blank)	(2) Outstanding Notes’ Certificate Numbers(A)	(3) Principal Amount Tendered for Exchange(B)

$
$
(A)	Need not be completed if outstanding notes are being delivered by book-entry transfer.
(B)	The minimum permitted tender is $200,000 in principal amount of outstanding notes and integral multiples of $1,000 in excess thereof. If this column is left blank, it will be assumed that the holder is tendering all of such holder’s outstanding notes.

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:	Transaction Code Number:

By crediting outstanding notes to the Exchange Agent’s account at DTC in accordance with ATOP and by complying with applicable ATOP procedures with respect to the exchange offer, including transmitting an Agent’s Message to the Exchange Agent in which the holder of the outstanding notes acknowledges and agrees to be bound by the terms of this letter of transmittal, the participant in ATOP confirms on behalf of itself and the beneficial owners of such outstanding notes all provisions of this letter of transmittal applicable to it and such beneficial owners as if it had completed the information required herein and executed and delivered this letter of transmittal to the Exchange Agent.

☐	CHECK HERE AND COMPLETE THE FOLLOWING IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:
Address:

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the exchange offer, the undersigned hereby tenders to the Issuer for exchange the outstanding notes indicated above. Subject to, and effective upon, acceptance for exchange of the outstanding notes tendered herewith, the undersigned hereby sells, assigns and transfers to the Issuer all right, title and interest in and to all such outstanding notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as agent of the Issuer) with respect to such outstanding notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to:

•	deliver certificates representing such outstanding notes, or transfer ownership of such outstanding notes on the account books maintained by DTC, together, in each such case, with all accompanying evidences of transfer and authenticity to the Issuer;

•	present and deliver such outstanding notes for transfer on the books of the Issuer; and

•	receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such outstanding notes, all in accordance with the terms of the exchange offer.

The undersigned represents and warrants that he, she, or it has full power and authority to tender, exchange, assign and transfer the outstanding notes and to acquire the exchange notes issuable upon the exchange of such tendered outstanding notes, and that, when the outstanding notes are accepted for exchange, the Issuer will acquire good and unencumbered title to the tendered outstanding notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that he, she, or it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the exchange, assignment and transfer of tendered outstanding notes or transfer ownership of such outstanding notes on the account books maintained by DTC.

The undersigned further agrees that acceptance of any and all validly tendered outstanding notes by the Issuer and the issuance of exchange notes in exchange therefor shall constitute performance in full by the Issuer of certain of its obligations under the registration rights agreement that was filed as an exhibit to the registration statement of which the prospectus is a part.

The undersigned also acknowledges that the exchange offer is being made by the Issuer in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties. The Issuer believes that exchange notes may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of the Issuer within the meaning of Rule 405 under the Securities Act or that tenders outstanding notes for the purpose of participating in a distribution of the exchange notes), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such exchange notes are acquired in the ordinary course of such holder’s business, and such holders have no arrangement or understanding with any person to participate in the distribution of the exchange notes. However, the Issuer does not intend to request that the SEC consider, and the SEC has not considered, the exchange offer in the context of a no-action letter and therefore the Issuer cannot guarantee that the staff of the SEC would make a similar determination with respect to the exchange offer. The undersigned acknowledges that if the interpretation of the Issuer of the above mentioned no-action letters is incorrect, such holder may be held liable for any offers, resales or transfers by the undersigned of the exchange notes that are in violation of the Securities Act. The undersigned further acknowledges that neither the Issuer nor the Exchange Agent will indemnify any holder for any such liability under the Securities Act.

The undersigned represents and warrants that:

•	such holder is not an “affiliate” of the Issuer within the meaning of Rule 405 under the Securities Act;

•	the exchange notes acquired in the exchange offer will be obtained in the ordinary course of such holder’s business;

•	neither such holder nor, to the actual knowledge of such holder, any other person receiving exchange notes from such holder, has any arrangement or understanding with any person to participate in the distribution of such exchange notes;

•	if the holder is not a broker-dealer, such holder is not engaged in, and does not intend to engage in, a distribution of the exchange notes and it has no arrangements or understandings with any person or participate in a distribution of the exchange notes; and

•	if such holder is a broker-dealer that will receive exchange notes for its own account in exchange for outstanding notes, the outstanding notes being tendered for exchange were acquired by it as a result of market-making activities or other trading activities (and not directly from the Issuer), and it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of the exchange notes received in respect of such outstanding notes pursuant to the exchange offer; however, by so acknowledging and by delivering a prospectus in connection with the resale of the exchange notes, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act, and such holder will comply with the applicable provisions of the Securities Act with respect to resale of any exchange notes.

Any holder of outstanding notes who is an affiliate of the Issuer who tenders outstanding notes in the exchange offer for the purpose of participating in a distribution of the exchange notes:

•	may not rely on the position of the staff of the SEC enunciated in its series of interpretive no-action letters with respect to exchange offers; and

•	must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction and be identified as an underwriter in the prospectus.

All authority conferred or agreed to be conferred pursuant to this letter of transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy, and personal and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

Outstanding notes properly tendered may be withdrawn at any time at or prior to the Expiration Time in accordance with the terms of the prospectus and this letter of transmittal.

The exchange offer is subject to certain conditions, some of which may be waived or modified by the Issuer, in whole or in part, at any time and from time to time, as described in the prospectus under the caption “The Exchange Offer — Conditions to the Exchange Offer.” The undersigned recognizes that as a result of such conditions the Issuer may not be required to accept for exchange, or to issue exchange notes in exchange for, any of the outstanding notes validly tendered hereby. All tendering holders, by execution of this letter of transmittal, waive any right to receive any notice of the acceptance or rejection of their outstanding notes for exchange.

The Issuer is not aware of any jurisdiction in which the making of the exchange offer or the tender of outstanding notes in connection therewith would not be in compliance with the laws of such jurisdiction. If the making of the exchange offer would not be in compliance with the laws of any jurisdiction, the exchange offer will not be made to the registered holders residing in such jurisdiction.

Unless otherwise indicated under “Special Issuance Instructions” below, please return any certificates representing outstanding notes not tendered or not accepted for exchange and certificates representing exchange notes issued in exchange for outstanding notes in the name of the holder appearing under “Description of Outstanding Notes Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail any certificates representing outstanding notes not tendered or not accepted for exchange (and accompanying documents, as appropriate) and any certificates representing exchange notes issued in exchange for outstanding notes to the address of the holder appearing under “Description of Outstanding Notes Tendered.” In the event that both the “Special Issuance Instructions” and the “Special Delivery Instructions” are completed, please issue the certificates representing the exchange notes issued in exchange for the outstanding notes accepted for exchange in the name of, and return any outstanding notes not tendered or not accepted for exchange to, the person so indicated.

Unless otherwise indicated under “Special Issuance Instructions,” in the case of a book-entry delivery of outstanding notes, please credit the account of the undersigned maintained at DTC appearing under the table “Description of Outstanding Notes Tendered” with any outstanding notes not accepted for exchange or any exchange notes issued in exchange for outstanding notes. The undersigned recognizes that the Issuer has no obligation pursuant to the special issuance instructions to transfer any outstanding notes from the name of the holder thereof if the Issuer does not accept for exchange any of the outstanding notes so tendered or if such transfer would not be in compliance with any transfer restrictions applicable to such outstanding notes.

SPECIAL ISSUANCE INSTRUCTIONS

(SEE INSTRUCTIONS 1, 6, 7 AND 8)

To be completed ONLY if (i) certificates for exchange notes issued for outstanding notes, or certificates for outstanding notes not exchanged for exchange notes, or certificates for outstanding notes not tendered for exchange are to be issued in the name of someone other than the undersigned, or (ii) outstanding notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issued to:

Name:
(Please Print)
Address:

(Including Zip Code)

(Taxpayer Identification Number or Social Security Number)

Credit outstanding notes not exchanged and delivered by book-entry transfer to the DTC account set forth below:

(DTC Account Number)

SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 1, 6, 7 AND 8)

To be completed ONLY if the certificates for exchange notes issued for outstanding notes, certificates for outstanding notes not exchanged for exchange notes, or certificates for outstanding notes not tendered for exchange are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail to:

Name:
(Please Print)
Address:

(Including Zip Code)

(Taxpayer Identification Number or Social Security Number)

SIGN HERE TO TENDER YOUR OUTSTANDING NOTES IN THE EXCHANGE OFFER

Signature of holder of Outstanding Notes

Dated:                                    , 2021

Must be signed by the registered holder of outstanding notes exactly as the name appears on certificate(s) representing the outstanding notes or on a security position listing or by a person authorized to become a registered holder by certificates and documents transmitted herewith. If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.

Capacity (Full Title):
Name:
(Please type or print)
Address:
(Include Zip Code)

Area Code and Telephone Number:
GUARANTEE OF SIGNATURE (If required — see Instructions 1 and 6)
Authorized Signature:
Name:
(Please type or print)
Title:
Name of Firm:
Address:
(Include Zip Code)
Area Code and Telephone Number:
Dated: , 2021
IMPORTANT: COMPLETE AND SIGN THE FORM W-9 ACCOMPANYING THIS LETTER OF TRANSMITTAL

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1. Guarantee of Signature. Any signature on this letter of transmittal need not be guaranteed if the outstanding notes tendered hereby are tendered:

•	by the registered holder of outstanding notes thereof, unless such holder has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above; or

•	for the account of an eligible institution. The term “eligible institution” means an institution that is a member in good standing of a Medallion Signature Guarantee Program recognized by the Exchange Agent, for example, the Securities Transfer Agents Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange Medallion Signature Program. An eligible institution includes firms that are members of a registered national securities exchange, members of the Financial Industry Regulatory Authority, Inc., commercial banks or trust companies having an office in the United States or certain other eligible guarantors.

In all other cases, any signature on this letter of transmittal must be guaranteed by an eligible institution.

2. Delivery of this Letter of Transmittal and Certificates for Outstanding Notes or Book-Entry Confirmations. In order for a holder of outstanding notes to tender all or any portion of such holder’s outstanding notes, the Exchange Agent must receive either a properly completed and duly executed letter of transmittal (or a manually signed facsimile thereof) or, if tendering by book-entry transfer, an Agent’s Message with respect to such holder, the certificates for all physically tendered outstanding notes, or a confirmation of the book-entry transfer of the outstanding notes being tendered into the Exchange Agent’s account at DTC, and any other required documents, at or prior to the Expiration Time. Delivery of the documents to DTC does not constitute delivery to the Exchange Agent.

The method of delivery to the Exchange Agent of this letter of transmittal, outstanding notes and all other required documents is at the election and risk of the holder thereof. If such delivery is by mail, it is suggested that holders use properly insured registered mail, return receipt requested, and that the mailing be sufficiently in advance of the Expiration Time to permit delivery to the Exchange Agent at or prior to such date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Exchange Agent. This letter of transmittal and outstanding notes tendered for exchange should be sent only to the Exchange Agent, not to the Issuer or DTC.

All tendering holders, by execution of this letter of transmittal, waive any right to receive any notice of the acceptance or rejection of their outstanding notes for exchange.

3. Inadequate Space. If the space provided in the box entitled “Description of Outstanding Notes Tendered” above is not adequate, the certificate numbers and principal amounts of outstanding notes tendered should be listed on a separate signed schedule affixed hereto.

4. Withdrawal of Tenders. A tender of outstanding notes may be withdrawn at any time prior to the Expiration Time by delivery of a written or facsimile notice of withdrawal to the Exchange Agent at the address set forth on the cover of this letter of transmittal. To be effective, a notice of withdrawal must:

•	be received by the Exchange Agent at or prior to the Expiration Time;

•	specify the name of the person having tendered the outstanding notes to be withdrawn;

•	identify the outstanding notes to be withdrawn (including the certificate number or numbers, if applicable, and principal amount of such outstanding notes);

•	specify the principal amount of outstanding notes to be withdrawn;

•	where certificates for outstanding notes were transmitted, specify the name in which such outstanding notes are registered, if different from that of the withdrawing holder, and the serial numbers of the particular certificates to be withdrawn;

•	if outstanding notes have been tendered pursuant to the procedures for book-entry transfer, specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn outstanding notes and otherwise comply with the procedures of DTC;

•	include a statement that such holder is withdrawing his, her or its election to have such outstanding notes exchanged;

•	be signed by the holder in the same manner as the original signature on the letter of transmittal by which such outstanding notes were tendered, with such signature guaranteed by an eligible institution (unless such withdrawing holder is an eligible institution) or be accompanied by documents of transfer (including a signature guarantee by an eligible institution) sufficient to permit the trustee under the Indenture to register the transfer of such outstanding notes into the name of the person withdrawing the tender; and

•	specify the name in which any such outstanding notes are to be registered, if different from that of the person tendering the outstanding notes.

The Exchange Agent will return the properly withdrawn outstanding notes promptly following receipt of the notice of withdrawal. All questions as to the validity of notices of withdrawal, including time of receipt, will be determined by the Issuer in its sole discretion and such determination will be final and binding on all parties.

Any outstanding notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offer. Any outstanding notes that have been tendered for exchange but that are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of outstanding notes tendered by book-entry transfer into the Exchange Agent’s account at DTC pursuant to the book-entry transfer procedures described above, such outstanding notes will be credited to an account with DTC specified by the holder) promptly after withdrawal, rejection of tender or termination of the exchange offer. Properly withdrawn outstanding notes may be retendered by following one of the procedures described under the caption “The Exchange Offer — How to Tender Outstanding Notes for Exchange” in the prospectus at any time at or prior to the Expiration Time.

5. Partial Tenders. Tenders of outstanding notes will be accepted only in minimum denominations of $200,000 and integral multiples of $1,000 in excess thereof. If a tender for exchange is to be made with respect to less than the entire principal amount of any outstanding notes, fill in the principal amount of outstanding notes that are tendered for exchange in column (3) of the box entitled “Description of Outstanding Notes Tendered,” as more fully described in the footnotes thereto. A blank in column (3) of the box will indicate that the holder is tendering all of such holder’s outstanding notes. In the case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the outstanding notes will be sent to the holders of outstanding notes unless otherwise indicated in the boxes entitled “Special Issuance Instructions” or “Special Delivery Instructions” above, as soon as practicable after the expiration or termination of the exchange offer.

6. Signatures on this Letter of Transmittal; Bond Powers and Endorsements.

•	If this letter of transmittal is signed by the registered holder of the outstanding notes tendered for exchange hereby, the signature must correspond exactly with the name as written on the face of the certificate(s) or on a security position listing without alteration, enlargement or any change whatsoever.

•	If any of the outstanding notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this letter of transmittal. If any tendered outstanding notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this letter of transmittal and any necessary or required documents as there are names in which certificates are held.

•	If this letter of transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Issuer of its authority to so act must be submitted, unless waived by the Issuer.

•	If this letter of transmittal is signed by the registered holder of the outstanding notes listed and transmitted hereby, no endorsements of certificates or separate bond powers are required, unless certificates for outstanding notes not tendered or not accepted for exchange are to be issued or returned in the name of a person other than the holder thereof. In such event, signatures on this letter of transmittal or such certificates must be guaranteed by an eligible institution (unless signed by an eligible institution).

•	If this letter of transmittal is signed by a person other than the registered holder of the outstanding notes, the certificates representing such outstanding notes must be properly endorsed for transfer by the registered holder or be accompanied by a properly completed bond power from the registered holder, in either case signed by such registered holder exactly as the name of the registered holder of the outstanding notes appears on the certificates. Signatures on the endorsement or bond power must be guaranteed by an eligible institution (unless signed by an eligible institution).

•	If the outstanding notes or the exchange notes issued in exchange for the outstanding notes are to be issued in the name of a person other than the registered holder, this letter of transmittal must be accompanied by bond powers or other documents of transfer sufficient to permit the trustee under the Indenture to register the transfer of such outstanding notes into the name of such person.

7. Transfer Taxes. Except as set forth in this Instruction 7, the Issuer will pay or cause to be paid any transfer taxes applicable to the exchange of outstanding notes pursuant to the exchange offer. If, however, a transfer tax is imposed for any reason other than the exchange of exchange notes for outstanding notes pursuant to the exchange offer, then the amount of any transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of the payment of such taxes or exemptions therefrom is not submitted with this letter of transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

8. Special Issuance and Delivery Instructions. If the exchange notes are to be issued or if any outstanding notes not tendered or not accepted for exchange are to be issued or sent to a person other than the person signing this letter of transmittal or to an address other than that shown above, the appropriate boxes on this letter of transmittal should be completed. Holders of outstanding notes tendering outstanding notes by book-entry transfer may request that outstanding notes not accepted for exchange be credited to such other account maintained at DTC as such holder may designate. In such event, all signatures on this letter of transmittal must be guaranteed by an eligible institution.

9. Irregularities. All questions as to the forms of all documents and the validity of (including time of receipt) and acceptance of the tenders and withdrawals of outstanding notes will be determined by the Issuer, in its sole discretion, which determination shall be final and binding. Alternative, conditional or contingent tenders will not be considered valid. The Issuer reserves the absolute right to reject any or all tenders of outstanding notes that are not in proper form or the acceptance of which would, in the Issuer’s opinion, be unlawful. The Issuer also reserves the right to waive any defects or irregularities as to the tender of any particular outstanding notes. The Issuer’s interpretation of the terms and conditions of the exchange offer (including the instructions in this letter of transmittal) will be final and binding. Any defect or irregularity in connection with tenders of outstanding notes must be cured within such time as the Issuer determines, unless waived by the Issuer. Tenders of outstanding notes shall not be deemed to have been made until all defects or irregularities have been waived by the Issuer or cured. Neither the Issuer nor the Exchange Agent, nor any other person will be under any duty to give notice of any defects or irregularities in tenders of outstanding notes, or will incur any liability to registered holders or beneficial owners of outstanding notes for failure to give such notice.

10. Waiver of Conditions. To the extent permitted by applicable law, the Issuer reserves the right to waive any and all conditions to the exchange offer as described under “The Exchange Offer — Conditions to the Exchange

Offer” in the prospectus, and accept for exchange any outstanding notes tendered. To the extent that the Issuer waives any condition to the exchange offer, it will waive such condition as to all outstanding notes.

11. Tax Identification Number and Backup Withholding. Federal income tax law generally requires that a holder of outstanding notes whose tendered outstanding notes are accepted for exchange or such holder’s assignee (in either case, the “payee”), provide the Exchange Agent (the “payor”) with such payee’s correct Taxpayer Identification Number (“TIN”), which, in the case of a payee who is an individual, is usually such payee’s social security number. If the payor is not provided with the correct TIN or an adequate basis for an exemption, such payee may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding at the applicable withholding rate (which is currently 24%) on all reportable payments (such as interest), that are made to the payee with respect to the exchange notes. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is timely furnished to the Internal Revenue Service.

 To prevent backup withholding, each payee that is a “United States person” for U.S. federal income tax purposes must provide the Exchange Agent such payee’s correct TIN by completing the IRS Form W-9 accompanying this letter of transmittal, certifying that the TIN provided is correct (or that such payee is awaiting a TIN) and that:

•	the payee is exempt from backup withholding;

•	the payee has not been notified by the Internal Revenue Service that such payee is subject to backup withholding as a result of a failure to report all interest or dividends; or

•	the Internal Revenue Service has notified the payee that such payee is no longer subject to backup withholding.

If the payee does not have a TIN, such payee should consult the instructions accompanying the enclosed IRS Form W-9 (the “W-9 Instructions”) for instructions on applying for a TIN. A payee who has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future should complete the IRS Form W-9 as indicated in the W-9 Instructions. If such a payee does not provide his, her or its TIN to the Exchange Agent within 60 days, backup withholding on all reportable payments will begin and continue until such payee furnishes such payee’s TIN to the Exchange Agent.

If the outstanding notes are held in more than one name or are not in the name of the actual owner, consult the W-9 Instructions for information on which TIN to report.

Exempt payees are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt payee must enter its correct TIN in Part 1 of the IRS Form W-9, check the “Exempt payee” box in such form and sign and date the form. See the W-9 Instructions for additional instructions. In order for a payee that is not a “United States person” for U.S. federal income tax purposes to qualify as exempt from these backup withholding and information reporting requirements, such person must complete and submit an appropriate IRS Form W-8, signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Exchange Agent.

Holders should refer to the prospectus for a summary of material U.S. federal income tax consequences of the exchange offer. Holders are urged to consult their own tax advisors with respect to the particular U.S. federal income tax consequences to them of the acquisition, ownership and disposition of the exchange notes and the tax consequences under federal, state, local, and non-U.S. tax laws and the possible effects of changes in tax laws.

12. Mutilated, Lost, Stolen or Destroyed Outstanding Notes. Any holder of outstanding notes whose outstanding notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address or telephone number set forth on the cover of this letter of transmittal for further instructions.

13 Requests for Assistance or Additional Copies. Requests for assistance with respect to the procedures for tendering or withdrawing tenders of outstanding notes or for additional copies of the prospectus, this letter of transmittal, or the W-9 Instructions may be directed to the Exchange Agent at its address set forth on the cover of this letter of transmittal.

14. Incorporation of this Letter of Transmittal. This letter of transmittal shall be deemed to be incorporated in, and acknowledged and accepted by, a tender through DTC’s ATOP procedures by any participant on behalf of itself and the beneficial owners of any outstanding notes so tendered by such participant.

IMPORTANT — This letter of transmittal, together with certificates for tendered outstanding notes, with any required signature guarantees or an Agent’s Message in lieu thereof, together with all other required documents must be received by the Exchange Agent at or prior to the Expiration Time.

Form W-9 (Rev. October 2018) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification ► Go to www.irs.gov/FormW9 for instructions and the latest information.	Give Form to the requester. Do not send to the IRS.
1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.
2 Business name/disregarded entity name, if different from above
3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only one of the following seven boxes.

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any)

Exemption from FATCA reporting code (if any)

(Applies to accounts maintained outside the U.S.)

☐ Individual/sole proprietor or single-member LLC	☐ C Corporation	☐ S Corporation	☐ Partnership	☐ Trust/estate

☐  Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ► _______

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐  Other (see instructions) ►

5 Address (number, street, and apt. or suite no.) See instructions.				Requester’s name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later.

Note: If the account is in more than one name, see the instructions for line 1. Also see What Name and Number To Give the Requester for guidelines on whose number to enter.

Social security number

	_	_
or
Employer identification number

–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3.	I am a U.S. citizen or other U.S. person (defined below); and
4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here	Signature of U.S. person ►	Date ►

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

• Form 1099-INT (interest earned or paid)

• Form 1099-DIV (dividends, including those from stocks or mutual funds)

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

• Form 1099-S (proceeds from real estate transactions)

• Form 1099-K (merchant card and third party network transactions)

• Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

• Form 1099-C (canceled debt)

• Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later.

Cat. No. 10231X	Form W-9 (Rev. 10-2018)

Form W-9 (Rev. 10-2018)	Page 2

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships, earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 10-2018)	Page 3

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

c. Partnership, LLC that is not a single-member LLC, C corporation, or S corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.

d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n)...	THEN check the box for...
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC
• LLC treated as a partnership for U.S. federal tax purposes, • LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or	Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev. 10-2018)	Page 4

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for...	THEN the payment is exempt for...
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]	However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/Businesses and clicking on Employer Identification Number (EIN) under Starting a Business. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

Form W-9 (Rev. 10-2018)	Page 5

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4.	Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
6.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i) (A))	The grantor*
For this type of account:		Give name and EIN of:
8.	Disregarded entity not owned by an individual	The owner
9.	A valid trust, estate, or pension trust	Legal entity[4]
10.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12.	Partnership or multi-member LLC	The partnership
13.	A broker or registered nominee	The broker or nominee
For this type of account:		Give name and EIN of:
14.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

15.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

2 Circle the minor’s name and furnish the minor’s SSN.

3 You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships, earlier.

*Note: The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

Form W-9 (Rev. 10-2018)	Page 6

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.IdentityTheft.gov and Pub. 5027.

Visit www.irs.gov/IdentityTheft to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.